                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                 CUSIP#393534AB8
                                 Trust Account #33-31958-0
                                 Distribution Date: December 15, 1997


SECURITIZED NET INTEREST MARGIN                           PER $1,000
CERTIFICATES                                               ORIGINAL
-------------------------------                           ----------
1.  Amount Available                    1,039,744.35

Interest

2.  Aggregate Interest                    221,905.01      2.40156937

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest      221,905.01

5.  Monthly Interest

Principal

6.  Current month's principal
    distribution                          817,839.34      8.85107511

7.   Remaining outstanding principal
     balance                           33,103,945.61     358.2678096
     Pool Factor                           .35826781

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date       50,953,420.99**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                    2,032,547.22

10.  Weighted average CPR                      10.99%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                  CUSIP#393534AB8
                                  Trust Account #33-31958-0
                                  Distribution Date: December 15, 1997


11. Weighted average CDR                              2.11%

12. Annualized net loss percentage                    1.21%

13. Delinquency            30-59 day                  1.16%
                           60-89 day                  0.36%
                           90+ day                    0.65%
                           Total 30+                  2.17%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
NOVEMBER 1997
PAYMENT December 15, 1997



                                             Fee Assets
                           ----------------------------------------------
                            Guarantee          Inside          Fee Asset
                              Fees              Refi             Total
                           ----------        ----------      ------------
GTFC 1994-1                206,810.42         41,273.56        248,083.98
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4                __________        __________      ____________
                           206,810.42         41,273.56        248,083.98



Total amount of Guarantee Fees and Inside                      248,083.98
Refinance Payments

Subordinated Servicing Fees                                    386,639.47

Payment on Finance 1 Note                                      634,723.45

Allocable to Interest (current)                                 58,742.03

Allocable to accrued but unpaid Interest                              .00

Accrued and unpaid Trustee Fees                                       .00

Allocable to Principal                                         575,981.42

Finance 1 Note Principal Balance                             8,403,692.67

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 NOVEMBER 1997
                           PAYMENT December 15, 1997


                                           Inside
                             Residual       Refi         Total
                           ------------  ----------  ------------
GTFC 1994-1                        .00          .00          .00
GTFC 1994-2                 134,579.77    33,380.50   167,960.27
GTFC 1994-3                  50,028.53    33,025.91    83,054.44
GTFC 1994-4                 124,989.42    29,016.77   154,006.19
                           --------------------------------------
                            309,597.72    95,423.18   405,020.90


Total Residual and Inside
Refinance Payments                                    405,020.90
                                                      ----------